Exhibit 32


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                         AND THE CHIEF FINANCIAL OFFICER

           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, the undersigned, Roger S. Marcus, Chief Executive Officer, and Howard N. Feist III, Chief Financial Officer, of American Biltrite Inc.(the "Company"), do hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 30, 2004                           /s/ Roger S. Marcus
                                                --------------------------------
                                                Roger S. Marcus
                                                Chief Executive Officer


                                                /s/ Howard N. Feist III
                                                --------------------------------
                                                Howard N. Feist
                                                Chief Financial Officer


                                       97